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                             RS INVESTMENT TRUST

                            PROSPECTUS SUPPLEMENT
                       TO PROSPECTUS DATED MAY 1, 2001


THE INFORMATION AGE FUND AND RS VALUE + GROWTH FUND

RS Investment Management, L.P. serves as investment adviser to The Information Age Fund and RS Value + Growth Fund. RS Investment Management, L.P. furnishes a continuing investment program for those Funds and makes investment decisions on their behalf.

The Information Age Fund is managed by James L. Callinan and Stephen J. Bishop. The Value + Growth Fund is managed by a team of investment professionals at RS Investments led by John L. Wallace. Information regarding Messrs. Bishop, Callinan, and Wallace appears on pages 42 - 43 of the Prospectus. Elijah Asset Management, LLC no longer serves as sub-adviser to either of those Funds.


July 11, 2001